UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                               February 22, 2006
               Date of Report (Date of earliest event reported)

                         USAA Auto Owner Trust 2006-1
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            (Exact name of registrant as specified in its charter)

        State of Delaware          333-122759-05           applied for
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        (State of other           (Commission             (IRS Employer
         jurisdiction             File Number)          Identification No.)
      of incorporation)

    c/o U.S. Bank Trust National Association, as owner trustee,
        300 Delaware Avenue
        Wilmington, Delaware                            19801
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      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number,                (302) 888-7536
including area code                -------------------------------------

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     5.1 Legality Opinion of Sidley Austin LLP.

     8.1 Tax Opinion of Sidley Austin LLP.

     23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   USAA FEDERAL SAVINGS BANK, as
                                   Administrator of USAA Auto Owner Trust 2006-1



                                   By:  /s/ Michael Broker
                                        -----------------------------------
                                        Michael Broker
                                        Vice President and Banking Counsel


Date:  February 22, 2006

                                 EXHIBIT INDEX

Exhibit
No.               Description of Exhibit

5.1  Legality Opinion of Sidley Austin LLP.

8.1  Tax Opinion of Sidley Austin LLP.

23.1 Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).